UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

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Preliminary Proxy Statement
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

Stellar Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY

STELLAR TECHNOLOGIES, INC.

7935 Airport Pulling Road, Suite 201

Naples, FL 34109

(239) 592-1816

September __, 2006

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Stellar Technologies, Inc. on October 6, 2006, at 10:00 a.m., local time, at 7935 Airport Pulling Road, Suite 201, Naples, FL 34109.

The Notice of Special Meeting of Shareholders and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy. Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed envelope.

Our Board of Directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,

Mark G. Sampson
Chief Executive Officer

PRELIMINARY COPY

STELLAR TECHNOLOGIES, INC.

7935 Airport Pulling Road, Suite 201

Naples, FL 34109

(239) 592-1816

Notice Of Special Meeting Of Shareholders

You are hereby notified that a special meeting of shareholders of Stellar Technologies, Inc. will be held on October 6, 2006, at 10:00 a.m., local time, at 7935 Airport Pulling Road, Suite 201, Naples, FL 34109, for the following purposes:

1. To consider and approve an agreement and plan of merger by and between us and GeM Solutions, Inc., a Delaware corporation and wholly owned subsidiary of our company, for the purpose of changing our state of incorporation from Colorado to Delaware;

2. To consider and approve an amendment to our Articles of Incorporation to change our name to “GeM Solutions, Inc.”;

3. To consider and approve an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 100,000,000 to 175,000,000; and

4. To consider and approve such other business matters as may properly come before the meeting or any adjournment or postponement thereof.

Only holders of record of our common stock and series B convertible preferred stock as of the close of business on August 18, 2006 are entitled to notice of and to vote at the meeting, or any adjournment thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By order of the Board of Directors,

Mark G. Sampson Chairman

PRELIMINARY COPY

STELLAR TECHNOLOGIES, INC.

7935 Airport Pulling Road, Suite 201

Naples, FL 34109

(239) 592-1816

PROXY STATEMENT

This proxy statement contains information related to the special meeting of shareholders of Stellar Technologies, Inc. to be held on October 6, 2006, at 10:00 a.m., local time, at 7935 Airport Pulling Road, Suite 201, Naples, FL 34109, and at any postponements or adjournments thereof, for the purposes set forth in the attached Notice of Special Meeting. This proxy statement and the enclosed proxy card are first being mailed to our shareholders on or about September ___, 2006.

VOTING AT THE SPECIAL MEETING

Who Can Vote

Only shareholders of record at the close of business on August 18, 2006, the record date, are entitled to notice of and to vote at the meeting, and at any postponement(s) or adjournment(s) thereof. As of August 18, 2006, 29,190,969 shares of our common stock, par value $.001 per share, and 157,206 shares of series B convertible preferred stock, par value $.001 per share, were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the special meeting. Holders of our series B preferred stock are entitled to 100 votes per share for each proposal presented at the special meeting and vote together with the holders of our common stock as a single class.

How to Vote; How Proxies Work

Our board of directors is asking for your proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our common stock. Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, telefax, personal interviews and other methods of communication.

At the special meeting, and at any adjournments thereof, all shares entitled to vote and represented by properly executed proxies received prior to the special meeting and not revoked will be voted as instructed on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by the proxies will be voted:

(i) FOR, the merger between our company and GeM Solutions, Inc., a Delaware corporation and wholly owned subsidiary of our company (“GeM Solutions”), for the purpose of changing our state of incorporation from Colorado to Delaware (the “Reincorporation”);

(ii) FOR, an amendment to our Articles of Incorporation to change our name to GeM Solutions, Inc.;

(iii) FOR, an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 100,000,000 to 175,000,000; and

(iv) in the discretion of the person named in the enclosed form of proxy, on any other proposals which may properly come before the special meeting or any adjournment(s) thereof.

What Constitutes a Quorum

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the special meeting will constitute a quorum for the transaction of business.

What Vote is Required

Approval of the Reincorporation requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders of our common stock and series B preferred stock, voting together as a single class. Approval of the proposals to amend the Articles of Incorporation requires that the number of votes cast in favor of each proposal by the holders of our common stock and series B preferred stock, voting together as a single class, exceeds the number of votes cast against each such proposal.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the approval of the Reincorporation, abstentions will have the practical effect of a vote against the proposal. For the approval of the amendments to our Articles of Incorporation, abstentions will not be counted as votes cast for or against such proposals.

Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the special meeting for purposes of determining whether a quorum is present. For the approval of the Reincorporation, broker non-votes will have the practical effect of a vote against such proposal. For the approval of the amendments to our Articles of Incorporation, broker non-votes will not be counted as votes cast for or against such proposals. Whether brokers have discretion to vote on other proposals and, if they do not, the effects of broker non-votes on such other proposals will depend on the nature of such other proposals.

How to Revoke

Any shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Chief Financial Officer, by submitting a duly executed proxy bearing a later date, or by electing to vote in person at the special meeting. The mere presence at the special meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the special meeting.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 18, 2006, information with respect to the securities holdings of all persons that we, pursuant to filings with the Securities and Exchange Commission (the “SEC”) and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than five percent (5%) of our common stock or series B preferred stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days of August 18, 2006 upon the exercise or conversion of any options, warrants or other convertible securities, including shares of our Series B preferred stock. This table has been prepared based on 29,190,969 shares of common stock outstanding on August 18, 2006 and 157,206 shares of series B preferred stock outstanding on August 18, 2006. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below, and has an address at Stellar Technologies, Inc., 7935 Airport Pulling Road, Suite 201, Naples, FL 34109.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percentage of Class	Amount and Nature of Beneficial Ownership of Series B Convertible Preferred Stock	Percentage of Class

Mark G. Sampson	1,666,667	(1)	5.4%	0	—
Donald R. Innis	242,500	(2)	*	0	—
John E. Baker	100,000	(3)	*	0	—
Rusty Wright	—	(4)	—
Montex Exploration, Inc. 43 Addison Road London, United Kingdom W148JH	4,765,100	(5)	14.0%	20,149	12.8%
Trident Growth Fund, L.P. 700 Gemini Houston, Texas 77058	7,471,833	(6)	20.5%	—	—
Dromen Securities Ltd. Cours de Rive 13 Geneva, 1204 Switzerland	3,750,000	(7)	12.3%	—	—
Alta Fin B.V. Pareravweg 45 Netherland Antilles	2,016,667	(8)	6.5%	13,500	8.6%
Moonlight Investments, Ltd. 5th Floor – One Cathedral Square Jules Koenig Street Port Louis, Mauritius	4,022,300	(9)	12.5%	20,223	12.9%
Kenneth T. Stevenson 997 Seacreast Place Qualicum Beach B.C. V9K 1E7	—	(10)	—	10,000	6.4%

Michael Marcus Canaccord Capital Corporation Pacific Centre 2200-609 Granville Street Vancouver BC V7Y 1H2	—	(10)	—	10,000	6.4%
S G Private Banking (Suisse) SA Avenue de Rumine 20 – CP 220 1001 Lausanne-Switzerland	2,500,050	(11)	7.9%	16,667	10.6%
Millennium International Pension Plan P.O. Box 100 Sydney Vane House Admiral Park St. Peter Port, Guernsey GYI 3EL	4,000,050	(12)	12.1%	26,667	17%
Strand Properties Corporation P.O. Box 11516 Vancouver BC V6B 4N7	2,100,000	(13)	6.7%	14,000	8.9%
SPH Profit Sharing Plan 111 Presidential Blvd. Bala Cynwyd, PA 19004	2,158,000	(14)	6.9%	13,333	8.5%
All Officers and Directors as a group (4 persons) (15)	2,009,167		6.4%	—	—

*	Represents less than one percent of class.
(1)	Consists of shares issuable upon exercise of options. Does not include 3,333,333 shares of common stock issuable upon exercise of options which are subject to vesting.
(2)	Consists of shares issuable upon exercise of options. Does not include 500,000 shares issuable upon exercise of options which are subject to vesting.
(3)	Consists of shares issuable upon exercise of options. Does not include 250,000 shares issuable upon exercise of options which are subject to vesting.
(4)	Does not include 400,000 shares issuable upon exercise of options which are subject to vesting.
(5)	Includes 1,901,350 shares issuable upon exercise of warrants and 2,014,900 shares issuable upon conversion of series B preferred stock.
(6)	Includes 3,220,000 shares issuable upon exercise of warrants and 4,000,000 shares issuable upon conversion of a convertible promissory note.
(7)	Includes 1,250,000 shares issuable upon exercise of warrants.
(8)	Consists of 1,350,000 shares issuable upon conversion of series B preferred stock and 666,667 shares issuable upon exercise of warrants.

(9)	Includes 2,022,300 shares issuable upon conversion of series B preferred stock and 1,000,000 shares issuable upon exercise of warrants.
(10)	Beneficial owner of less than 5% of our common stock.
(11)	Includes 1,666,700 shares issuable upon conversion of series B preferred stock and 833,350 shares issuable upon exercise of warrants.
(12)	Includes 2,666,700 shares issuable upon conversion of series B preferred stock and 1,333,350 shares issuable upon exercise of warrants.
(13)	Includes 1,400,000 shares issuable upon conversion of series B preferred stock and 700,000 shares issuable upon exercise of warrants.
(14)	Includes 1,333,300 shares issuable upon conversion of series B preferred stock and 666,650 shares issuable upon exercise of warrants.
(15)	Consists of 2,009,167 shares issuable upon exercise of stock options.

PROPOSAL 1

REINCORPORATION OF OUR COMPANY

IN THE STATE OF DELAWARE

At the special meeting, our shareholders will be asked to vote upon the Reincorporation to change our state of incorporation from the State of Colorado to the State of Delaware. The Reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated August ___, 2006 (the “merger agreement”), by and between our company and GeM Solutions. On August ___, 2006, the boards of directors of each of the companies unanimously approved the merger agreement. Our company, as the sole stockholder of GeM Solutions, adopted the merger agreement. The merger agreement is attached as Appendix A to this proxy statement.

No Change in Business, Physical Location, etc.

The Reincorporation will effect a change in our legal domicile and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” The Reincorporation will not result in any change in the business or management of our company. Our directors, officers and employees will remain the same in connection with the Reincorporation and will assume identical positions with GeM Solutions and none of our subsidiaries will be changing their respective states or jurisdictions of incorporation. Upon the effective time of the Reincorporation, your shares of common stock and series B preferred stock will be converted into an equivalent number of shares of common stock and series B preferred stock of GeM Solutions and your shares of common stock will continue to trade on the Over-the-Counter Bulletin Board (the “OTCBB”) under a new ticker symbol. We will not know the ticker symbol until it is issued by the OTCBB.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the “DGCL”) is frequently revised and updated to accommodate changing legal and business needs. We believe it will be beneficial to our company and our shareholders to obtain the benefits of Delaware corporate law.

In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. Corporate cases brought before the Chancery Court are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able, in most cases, to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law interpreting Delaware corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to our company by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from Colorado to Delaware also may make it easier to attract future candidates willing to serve on our board of directors, because many potential candidates may already be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Reincorporation from Colorado to Delaware also may make it easier to attract financing as many investors are generally more familiar with Delaware corporate law, particularly provisions relating to rights of preferred stockholders.

GeM Solutions

GeM Solutions, our wholly owned subsidiary, was incorporated under the DGCL on August 17, 2006 under the name “GeM Solutions, Inc.” for the purpose of merging with our company. The address and phone number of GeM Solutions’ principal office are the same as those of our company. Prior to the Reincorporation, GeM Solutions will have no material assets or liabilities and will not have carried on any business.

Upon completion of the Reincorporation, the rights of the stockholders of GeM Solutions will be governed by the DGCL and the certificate of incorporation and the bylaws of GeM Solutions (the “Delaware Certificate of Incorporation” and the “Delaware Bylaws,” respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this proxy statement as Appendix B and Appendix C, respectively.

The Merger Agreement

The merger agreement provides that our company will merge with and into GeM Solutions, with GeM Solutions being the surviving corporation. Pursuant to the merger agreement, GeM Solutions will assume all of our assets and liabilities. Our existing board of directors and officers will become the board of directors and officers of GeM Solutions for identical terms of office. Our existing subsidiaries will become the subsidiaries of GeM Solutions.

At the effective time of the merger agreement, each outstanding share of our series B preferred stock, with respect to which dissenters’ rights are not validly perfected, automatically will be converted into one share of series B convertible preferred stock, par value $0.001, of GeM Solutions (“Delaware Series B Stock”), and each outstanding share of our common stock, with respect to which dissenters’ rights are not validly perfected, automatically will be converted into one share of common stock, par value $0.001, of GeM Solutions (“Delaware Common Stock”). You will not have to exchange your existing stock certificates for stock certificates of GeM Solutions. However, after consummation of the Reincorporation, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to GeM Solutions’ transfer agent for cancellation, and obtain a new form of certificate for Delaware Series B Stock or Delaware Common Stock, as the case may be.

Pursuant to the merger agreement, GeM Solutions will assume all of our obligations under our 2005 Stock Incentive Plan. Each option to purchase shares of common stock under our 2005 Stock Incentive Plan will be converted into an option to purchase the same number of shares of Delaware Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation. Options and rights granted under our 2005 Stock Incentive Plan in the future will be for shares of Delaware Common Stock. Likewise, all outstanding warrants will become exercisable for Delaware Common Stock.

Effective Time

If approved by the requisite vote of the holders of our common stock and series B preferred stock, it is anticipated that the merger agreement will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado in accordance with Article 7–111–104.5 of the Colorado Business Corporation Act (“CBCA”) and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with Section 252 of the DGCL. However, the merger agreement may be terminated and abandoned by our board of directors at any time prior to the effective time, whether before or after the approval by holders of shares of our common stock and series B preferred stock, if (i) shareholders exercise dissenters’ rights and we become obligated to make a substantial payment to such dissenting shareholders as determined by our board of directors in its sole judgment and discretion, or (ii) our board of directors determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would be inadvisable or not in the best interests of our company and our shareholders.

Effect of not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, a sufficient number of holders of our common stock perfect dissenters’ rights, or our board of directors decides not to complete the merger, the merger agreement will not be consummated and we will continue to be incorporated in Colorado.

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences between the CBCA and the DGCL, as well as differences between our Articles of Incorporation and Bylaws before and after the Reincorporation, the Reincorporation will effect some changes in the rights of our shareholders. Summarized below are the most significant differences between the rights of our shareholders before and after the Reincorporation, as a result of the differences among the CBCA and the DGCL, our existing Articles of Incorporation (the “Colorado Articles of Incorporation”) and Bylaws (the “Colorado Bylaws”) and the Delaware Certificate of Incorporation and the Delaware Bylaws. In addition to the changes described below, certain technical changes have been made to the Delaware Certificate of Incorporation and Delaware Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non–material differences between the DGCL and the CBCA. The summary below is not intended to be an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the DGCL, the Delaware Certificate of Incorporation, and the Delaware Bylaws.

Stellar Technologies, Inc.	GeM Solutions, Inc.

Entity Name

The name of our company is “Stellar Technologies, Inc.”

Upon completion of the Reincorporation, the name of our company will be “GeM Solutions, Inc.” For a discussion regarding the reasons for the name change, please see Proposal 2.

Authorized Shares

Our authorized capital stock consists of 110 million shares, consisting of 100 million shares of common stock, $.001 par value per share, and 10 million shares of preferred stock, $.001 par value per share. Our capitalization is described in more detail below under the heading “Reasons for the Amendment” under Proposal 3.

The authorized capital stock of GeM Solutions consists of 185 million shares, consisting of 175 million shares of common stock, $.001 par value per share, and 10 million shares of preferred stock, $.001 par value per share. For a discussion regarding the reasons for the increase in authorized shares, please see Proposal 3.

Vote Required for Election of Directors

The Colorado Bylaws provide that a majority of the shares entitled to vote for directors is required in order to elect a director.

The Delaware Bylaws provide that a plurality of the votes of the shares cast at a meeting and entitled to vote for directors is required in order to elect a director.

Action by Shareholders without a Meeting

As required by the CBCA, the Colorado Bylaws provide that (i) any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing and (ii) action by written consent is to be effective as of the date the last writing necessary to effect the action is received by the secretary of our company, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action.

Consistent with the DGCL which, unlike the CBCA, permits stockholder action to be taken by less than unanimous written consent, the Delaware Bylaws provide that any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In addition, consistent with DGCL requirements, the Delaware Bylaws contain the following two provisions which are not provided for by the Colorado Bylaws: (i) in order to be effective, all written consents must be delivered to GeM Solutions within 60 days of the earliest dated consent delivered to GeM Solutions, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing.

Removal of Directors

As required by the CBCA, the Colorado Bylaws provide that any director may be removed, with or without cause, by the holders of shares entitled to vote with respect to the election if the votes cast in favor of removal exceed the votes cast against removal.

The Delaware Bylaws provide the same right of removal of directors as the Colorado Bylaws except that the vote required to remove a director was modified, as required by the DGCL, to a majority vote of the shares of stock then entitled to vote at an election of directors.

Indemnification

The Colorado Bylaws provide that we indemnify directors, former directors, officers and former officers, only if such persons acted in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of our company, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful. In addition, as required by the CBCA, we are required to give shareholders, with or before the notice for the next shareholders’ meeting, a notice of all indemnification of, or advancement of expenses to, our directors in connection with a proceeding by or in the right of our company.

The Delaware Bylaws are similar to the Colorado Bylaws with respect to mandatory indemnification by GeM Solutions of directors and officers, and that all such persons must act in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of GeM Solutions, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

In addition, the Delaware Bylaws contain the following provisions not currently contained in the Colorado Bylaws: (i) mandatory reimbursement of expenses of directors and officers, upon receipt of an undertaking by such director and officer to repay all amounts advanced if such director and officer is ultimately determined not to be entitled to indemnification by GeM Solutions; (ii) a clarification that any repeal or amendment of the indemnification provisions contained in the Delaware Bylaws will not adversely affect any right or protection in respect of any act or omission occurring prior to the time of such repeal or modification; and (iii) GeM Solutions will provide indemnification to directors and officers with respect to proceedings commenced by the director or officer only if commencement of such proceeding has been authorized by the board of directors of GeM Solutions.

Notice of Adjournment and Other Actions

The Colorado Bylaws require that a meeting may be adjourned without notice other than announcement at the meeting for a period not to exceed 30 days. The CBCA also requires that (i) if our authorized shares are to be increased, at least 30 days’ notice shall be given to the shareholders of record and (ii) if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the our board of directors), notice shall be given to record holders as of the new record date.

The Delaware Bylaws provide for the same notice requirements as the Colorado Bylaws, except that (i) the maximum number of days notice before the date of the meeting was changed from 50 to 60 days to reflect Delaware law, (ii) the set notice period for an increase in the authorized shares was eliminated because Delaware does not require a set notice period notice, and (iii) the 120–day notice in the case of adjournments was changed to a 30–day notice to reflect Delaware law.

Record Date

Consistent with the CBCA, the Colorado Bylaws provide that with respect to all actions requiring the fixing of a record date, the record date is not to be more than 70 days, as required under the CBCA, nor less than 10 days before the meeting or action requiring a determination of shareholders. With respect to a shareholder action by written consent, the record date is the date on which a writing upon which the action is taken is first received by our company.

Consistent with the DGCL, the Delaware Bylaws differ with respect to the Colorado Bylaws in the following ways: (i) the Delaware Bylaws provide that the record date is not to precede the date upon which the resolution fixing the record date is adopted by the board of directors; and (ii) in the case of a stockholder meeting, the record date is not to be more than 60 days nor less than 10 days before the meeting or action requiring determination of stockholders, except in the case of an action by written consent, the record date for which must be not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors.

Notice of Shareholder Nominations for Directors and Business to be Brought Before Meetings

The Colorado Articles of Incorporation and the Colorado Bylaws do not contain any provision regarding advance notice of shareholder nominations of directors or notice of business to be brought before meetings of shareholders.

The Delaware Bylaws provide that no business may be brought before any meeting of stockholders, including the nomination or election of persons to the board of directors, by a stockholder unless the stockholder satisfies certain advance notice requirements. Advance notice of any such business must generally be provided not less than 90 days nor more than 120 days prior to the date of the meeting. A notice must include specified information concerning the business proposed to be conducted, the stockholder making the proposal and, if applicable, the persons nominated to be elected as directors. Any late or deficient nominations or proposals may be rejected by GeM Solutions.

Amendment to the Articles (Certificate) of Incorporation

Under the CBCA, amendments to the Colorado Articles of Incorporation, other than ministerial amendments authorized by the directors without shareholder action, may be proposed by our board of directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. Our board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to our shareholders with the amendment.

Under the DGCL, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to the Delaware Certificate of Incorporation. Amendments to the Delaware Certificate of Incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Amendment to the Bylaws

The Colorado Bylaws provide that the bylaws may be altered, amended or repealed at any regular or special meeting of our shareholders or our board of directors.

Under the DGCL, stockholders have the power to make, alter or repeal the bylaws of GeM Solutions. The Delaware Certificate of Incorporation provides that the board of directors of GeM Solutions may amend, restate or repeal the bylaws of GeM Solutions.

Preferred Stock

The Colorado Articles of Incorporation authorize our board of directors to issue shares of preferred stock in one or more series, and to fix for each series the number, dividend rights, conditions of redemption, rights on dissolution, voting rights in addition to the voting rights provided by the CBCA, conversion privileges and other rights and limitations to the extent permitted by the CBCA.

The Delaware Certificate of Incorporation contains a similar authorization for the board of directors with respect to preferred stock. The board of directors is permitted to fix whether or not the holders of shares of a series of preferred stock will have voting rights and the terms of those voting rights, in addition to the voting rights provided by Delaware law. No shares of preferred stock will be issued in connection with the Reincorporation.

Dissolution

Under the CBCA, our board of directors may submit a proposal of voluntary dissolution of our company to our shareholders entitled to vote thereon. Our board of directors must recommend such dissolution to our shareholders as part of the dissolution proposal, unless our board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to our shareholders.

GeM Solutions will be subject to the same voting requirement with respect to a dissolution of GeM Solutions as is our company, but only if the board of directors of GeM Solutions initially approves the dissolution of GeM Solutions. If the board of directors does not approve such dissolution, unanimous written consent of all stockholders entitled to vote thereon is required to approve such dissolution of GeM Solutions.

Dividends

The Colorado Articles of Incorporation permit our board of directors to declare dividends from funds legally available for that purpose. This provision is subject to the CBCA requirement that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

The Delaware Certificate of Incorporation contains a substantially similar provision with respect to declaration of dividends. Specifically, the provision with respect to dividends in the Delaware Certificate of Incorporation is subject to the DGCL requirement that permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. The DGCL defines surplus as the excess of the net assets of the corporation over the capital of the corporation. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the shares of stock having par value.

Corporate Records (Form of Records)

Under the CBCA, we are required to keep as permanent records minutes of all meetings of our shareholders and board of directors, a record of all actions taken by our shareholders or our board of directors without a meeting, a record of all actions taken by a committee of our board of directors, and a record of all waivers of notices of meetings of our shareholders and of our board of directors or any committee of our board of directors. In addition, the CBCA requires us to keep specific records at its principal office, including, among other things, the Colorado Articles of Incorporation, the Colorado Bylaws and the minutes of all shareholders’ meetings, and records of all action taken by our shareholders without a meeting, for the past three years.

The DGCL provides that any records maintained by GeM Solutions in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The DGCL does not require that GeM Solutions keep any specific records at any particular place or for a specific period of time.

Examination of Books and Records

Under the CBCA and the Colorado Bylaws, any record or beneficial shareholder of our company may, upon 5 days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of our board of directors, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Under the DGCL, the inspection rights of the stockholders of GeM Solutions are the same as under Colorado law, except: (i) there is no requirement that a stockholder has been a stockholder for at least 3 months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made; and (ii) if GeM Solutions refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Business Combination Statute

The CBCA does not contain any business combination provisions.

Section 203 of the DGCL provides for a three–year moratorium on certain business combinations with “interested stockholders” (generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock).

Dissenters’(Appraisal) Rights

Under the CBCA, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. Dissenters’ rights in Colorado are available to both record holders and beneficial holders.

The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available to record holders only.

Derivative Actions

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorneys’ fees. In addition, we may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by us or other parties named as defendants in the defense of such action, but not including attorneys’ fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of any class of our capital stock, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

The DGCL’s requirements for bringing derivative actions are substantially similar to those contained in the CBCA, except that the DGCL does not impose (i) the reasonable cause requirement and (ii) the security requirement imposed by the CBCA.

Reacquisition of Stock by the Corporation

Under the CBCA, we may acquire our own shares, subject to certain limitations, and except in certain circumstances, such shares will constitute authorized but unissued shares.

The DGCL requires that (i) all repurchases of shares by GeM Solutions be made of out of surplus and (ii) a purchase of shares redeemable at the option of GeM Solutions not be made for more than the price at which the shares may then be redeemed.

Franchise Tax

There is no franchise tax in Colorado.

The DGCL requires corporations to pay franchise tax annually.

Federal Income Tax Consequences of the Merger Agreement

The following discussion addresses the material federal income tax consequences of the Reincorporation that are applicable to holders of shares of our common stock and series B preferred stock. The discussion does not cover all federal income tax consequences that may be relevant to a particular holder of shares of our common stock or series B preferred stock, or any foreign, state or local tax considerations. Accordingly, holders of our common stock and series B preferred stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the merger agreement.

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the Reincorporation.

We believe that the merger agreement and the resulting reincorporation of our company from Colorado to Delaware will constitute a tax–free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of our common stock and series B preferred stock upon consummation of the Reincorporation; (ii) the aggregate tax basis of shares of Delaware Common Stock and Delaware Series B Stock received in the merger agreement will be the same as the aggregate tax basis of shares of our common stock and series B preferred stock exchanged pursuant to the merger agreement; and (iii) the holding period of the shares of Delaware Common Stock and Delaware Series B Stock received in the merger agreement will include the period for which shares of our common stock and series B preferred stock were held.

Accounting Treatment of the Merger Agreement

The merger agreement will be accounted for as a reverse merger whereby, for accounting purposes, we will be considered the accounting acquiror and GeM Solutions will be treated as the successor to our historical operations. Accordingly, our historical financial statements, which previously have been reported to the SEC on Forms 10–KSB and 10–QSB, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of GeM Solutions.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders of our common stock and series B preferred stock, voting together as a single class.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REINCORPORATION.

Dissenters’ Rights

Shareholders are entitled to dissenters’ rights of appraisal under Colorado law in connection with the Reincorporation. Summarized below are the dissenters’ rights of the shareholders and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 113 of the CBCA, which is the provision governing dissenters’ rights under the CBCA, is attached to this proxy statement as Appendix D. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed carefully by the holders of our common stock and series B preferred stock. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in the loss of such dissenters’ rights by the dissenting shareholder.

A record holder of our common stock or series B preferred stock may assert dissenters’ rights as to fewer than all of the shares of common stock or series B preferred stock registered in such record holder’s name only if the record holder dissents and does not vote in favor of the merger agreement with respect to all shares of our common stock and series B preferred stock beneficially owned by any one person and causes us to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters’ rights.

A beneficial holder of our common stock or series B preferred stock may assert dissenters’ rights as to the shares held on such beneficial shareholder’s behalf only if the beneficial holder causes us to receive the record holder’s written consent to the dissent not later than the time the beneficial holder asserts dissenters’ rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the merger agreement with respect to all shares of our common stock and series B preferred stock owned by the beneficial holder.

If a shareholder wishes to dissent, it must send to us, before the vote on the merger agreement is taken, written notice of its intention to demand payment for its shares of our common stock and series B preferred stock, as the case may be, if the merger agreement is effectuated. Neither a vote against the Reincorporation proposal nor any proxy directing such vote, nor abstention from voting on the Reincorporation proposal will satisfy the requirement for a written notice to us. All such notices should be mailed to 7935 Airport Pulling Road, Suite 201, Naples, FL 34109, Attention: John E. Baker.

If the merger agreement is authorized at the special meeting, then, within ten days thereafter, we will provide to the dissenting holder of our common stock or series B preferred stock, if still entitled to demand payment, a written notice containing all information required by Colorado law. The dissenting holder entitled to demand payment must, in accordance with the provisions of Article 113 of the CBCA, demand payment and deposit share certificates representing such dissenting holder’s shares of common stock and/or series B preferred stock.

We will pay to the dissenting holder of common stock or series B preferred stock, if eligible, and if it has validly exercised its dissenters’ rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder’s shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the merger agreement until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting holder of common stock and/or series B preferred stock.

If the dissenting holder of shares of common stock and/or series B preferred stock has validly exercised dissenters’ rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such dissenting holder’s shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such dissenting holder’s estimate of the fair market value of such dissenting holder’s shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder’s demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder’s shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such dissenting holder’s demand for payment.

PROPOSALS TO AMEND OUR ARTICLES OF INCORPORATION

Our board of directors has approved and determined to submit to our shareholders two amendments to our Articles of Incorporation. Although each of the amendments is included as part of the Reincorporation and will become effective if the Reincorporation is approved by our shareholders and completed, they are being presented as separate proposals in order to (i) comply with applicable federal securities laws and (ii) permit us to amend our Articles of Incorporation in the event that the Reincorporation is either not approved by our shareholders or we determine not to complete the Reincorporation.

If the proposals to amend our Articles of Incorporation and complete the Reincorporation are approved by our shareholders and our board of directors determines to complete the Reincorporation, the amendments to our Articles of Incorporation will become effective at the effective time of the Reincorporation. If the proposals to amend our Articles of Incorporation are approved by our shareholders and the Reincorporation is either not approved by our shareholders or we decide not to complete the Reincorporation, the amendments to our Articles of Incorporation will become effective upon the filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Colorado. In such event, our board of directors intends to file the Articles of Amendment to Articles of Incorporation as soon as practicable once shareholder approval is obtained.

Under the CBCA, our shareholders are not entitled to dissent and obtain payment of the fair value of their shares in connection with either of the proposed amendments to our Articles of Incorporation.

PROPOSAL 2

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME

Our board of directors has approved a resolution to amend our Articles of Incorporation to change our name from “Stellar Technologies, Inc.” to “GeM Solutions, Inc.”

Reasons for the Amendment

We provide employee Internet management products and services that enable businesses, government agencies, schools and other organizations to monitor, report and manage how their employees use the Internet. Our products provide organizations with the ability to establish and consistently enforce Internet usage policies and manage electronic communications with others inside and outside of an organization. Over the past two years, we have developed a fully integrated suite of solutions which we believe is the most advanced and comprehensive solution currently available. We have branded this solution as GeM™, Global Ecommunications Management™ and GeM Solutions™, and are currently doing business as GeM Solutions. We intend to build our business around this product and have made filings to register these trademarks with the United States Patent and Trademark Office. In order to identify our company with our primary offering to the market, and provide a consistent and comprehensive identity, our board of directors and management have proposed to change the name of our company to GeM Solutions, Inc. Our board of directors believes that the new name, “GeM Solutions, Inc.,” will more accurately reflect our current business activities and create a consistent and effective message to the market.

Required Vote

This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME.

PROPOSAL 3

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER

OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE

Our board of directors has approved a resolution to amend our Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 175,000,000 shares.

Reasons for the Amendment

The primary purpose of this amendment to our Articles of Incorporation is to make additional shares of common stock available for issuance by us. Our board of directors believes that it is in our best interest to increase the number of authorized shares of common stock from 100,000,000 to 175,000,000 in order to have additional shares available to meet our future business needs as they arise. As of August 18, 2006, we had 29,190,969 issued and outstanding shares of common stock, 157,206 issued and outstanding shares of series B convertible preferred stock convertible into 15,720,600 shares of common stock, a convertible note convertible into 4,000,000 shares of common stock, options exercisable for 7,590,000 shares of common stock, and warrants exercisable for 13,756,467 shares of common stock. Our board believes that the availability of additional shares will provide us with the flexibility to issue common stock for a variety of purposes that our board of directors may deem advisable in the future. These purposes could include, among other things, the sale of stock to raise additional capital, the purchase of property or assets, the acquisition of other companies, the use of stock for various equity compensation and other employee benefit plans and arrangements, the declaration of stock splits or dividends, and other bona fide corporate purposes. At this time, we have no current plans to issue any of the additional shares to acquire any other company, property or assets.

The additional shares of common stock would have rights identical to our common stock currently outstanding. Approval of the proposed amendment and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except for the effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share, if any, and voting rights of current holders of our common stock.

If authorized, the additional shares of common stock may be issued with approval of our board of directors, but without further approval of our shareholders, unless shareholder approval is required by applicable law, rule or regulation. Under our Articles of Incorporation, the holders of our common stock do not have preemptive rights with respect to future issuances of common stock. Thus, should our board of directors elect to issue additional shares of common stock, our existing shareholders will not have any preferential rights to purchase such shares and such issuance could have a dilutive effect on the voting power and percentage ownership of these shareholders. The issuance of additional shares of common stock could also have a dilutive effect on our earnings per share, if any.

Potential Anti-Takeover Effects

The increase in the number of shares of common stock authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our board of directors or contemplates a tender offer or other transaction involving the combination of our company with another company, it may be possible for us to impede the attempt by issuing additional shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of our company. By potentially discouraging initiation of any such unsolicited takeover attempt, our Articles of Incorporation may limit the opportunity for our shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may also have the effect of permitting our current management, including our board of directors, to retain its position indefinitely and place it in a better position to resist changes that our shareholders may wish to make if they are dissatisfied with the conduct of our business.

Our board of directors did not propose this amendment to our Articles of Incorporation in response to any effort known to the board to accumulate common stock or to obtain control of our company by means of a merger, tender offer or solicitation in opposition to management. In addition, this proposal is not part of any plan by management to recommend a series of similar amendments to our shareholders. Finally, our board of directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed as affecting the ability of third parties to take over or change the control of our company.

Vote Required for Approval

This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proposals for inclusion in our proxy statement and form of proxy for consideration at the next annual meeting of our shareholders by submitting their proposals to us in a timely manner. We did not hold an annual meeting in 2005. In order for a proposal by one of our shareholders to be included in our proxy statement and form of proxy for our next annual meeting, the proposal must be received by us within a reasonable time before we begin printing and mailing our proxy statement and form of proxy relating to such meeting, and must comply with the requirements of Rule 14a-8. All shareholder proposals should be sent to: Stellar Technologies, Inc., 7935 Airport Pulling Road, Suite 201, Naples, FL 34109.

OTHER MATTERS

As of the date of this proxy statement, our board of directors knows of no matter not specifically referred to above as to which any action is expected to be taken at the meeting. The person named in the enclosed proxy, or his substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in his best judgment, in regard to such other matters and the transaction of such other business as may properly be brought at the meeting.

BY THE BOARD OF DIRECTORS

Mark G. Sampson Chief Executive Officer
Dated: September ______, 2006

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated ________________, 2006, is entered into between Stellar Technologies, Inc., a Colorado corporation (the “Company”), and GeM Solutions, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“GeM Solutions”).

RECITALS

WHEREAS, the board of directors of each of the Company and GeM Solutions deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into GeM Solutions, and that GeM Solutions be the surviving corporation (the “Reincorporation Merger”); and

WHEREAS, the Company will submit this Agreement for approval by the holders of shares of Series B Convertible Preferred Stock, $0.001 par value per share, of the Company (“Colorado Series B Stock”), and the holders of shares of common stock, $0.001 par value per share, of the Company (“Colorado Common Stock”), voting as a single class.

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agrees as follows:

ARTICLE I

THE REINCORPORATION MERGER; EFFECTIVE TIME

1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into GeM Solutions whereupon the separate existence of the Company shall cease. GeM Solutions shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and in the Colorado Business Corporation Act, as amended (the “CBCA”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2. Effective Time. Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and GeM Solutions shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the “Colorado Articles of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1. The Certificate of Incorporation. The certificate of incorporation of GeM Solutions in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2. The Bylaws. The bylaws of GeM Solutions in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2. Directors. The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, GeM Solutions or the shareholders of the Company:

(a) Each share of Colorado Series B Stock (other than shares (“Dissenting Series B Shares”) that are owned by holders of Colorado Series B Stock (“Dissenting Series B Shareholders”) exercising dissenters’ rights pursuant to Article 113 of the CBCA, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series B Convertible Preferred Stock, par value $0.001, of GeM Solutions (“Delaware Series B Stock”), with the same rights, powers and privileges as the shares so converted and all shares of Colorado Series B Stock shall be cancelled and retired and shall cease to exist.

(b) Each share of Colorado Common Stock (other than shares (“Dissenting Common Shares”) that are owned by holders of Colorado Common Stock (“Dissenting Common Shareholders”) exercising dissenters’ rights pursuant to Article 113 of the CBCA), issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.001, of GeM Solutions (“Delaware Common Stock”), with the same rights, powers and privileges as the shares so converted and all shares of Colorado Common Stock shall be cancelled and retired and shall cease to exist.

(c) Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of GeM Solutions, and (ii) in the case of securities to acquire Colorado Common Stock, converted into the right to acquire the same number of shares of Delaware Common Stock as the number of shares of Colorado Common Stock that were acquirable pursuant to such option, warrant, purchase right, unit or other security. The same number of shares of Delaware Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the Colorado Common Stock so reserved as of the Effective Time.

(d) Each share of Delaware Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Colorado Series B Stock (other than Dissenting Series B Shares), Colorado Common Stock (other than Dissenting Common Shares), or options, warrants, purchase rights, units or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Delaware Series B Stock, Delaware Common Stock, or options, warrants, purchase rights, units or other securities of GeM Solutions, as the case may be, into which the shares of Colorado Series B Stock, Colorado Common Stock, or options, warrants, purchase rights, units or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Series B Stock, Delaware Common Stock or options, warrants, purchase rights, units or other securities of GeM Solutions, as the case may be, evidenced by such outstanding certificate, as above provided.

4.3 Dissenters’ Rights. No Dissenting Series B Shareholder or Dissenting Common Shareholder shall be entitled to shares of Delaware Series B Stock or Delaware Common Stock, respectively, under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Series B Shareholder and Dissenting Common Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect to Dissenting Series B Shares and Dissenting Common Shares owned respectively by such Dissenting Series B Shareholder and Dissenting Common Shareholder. If any person or entity who otherwise would be deemed a Dissenting Series B Shareholder or Dissenting Common Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Series B Shares or Dissenting Common Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Series B Shares and Dissenting Common Shares shall thereupon be treated as though such Dissenting Series B Shares and Dissenting Common Shares had been converted into shares of Delaware Series B Stock and Delaware Common Stock pursuant to Section 4.1 hereof.

ARTICLE V

CONDITION

5.1. Condition to Each Party’s Obligation to Effect the Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to:

(a) The receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of Colorado Series B Stock and Colorado Common Stock pursuant to the CBCA and the Articles of Incorporation of the Company.

(b) The holders of the issued and outstanding shares of Colorado Series B Stock and Colorado Common Stock shall not have exercised their dissenters’ rights such that the Company becomes obligated to make a substantial payment, as determined by the board of directors of the Company in its sole judgment and discretion, to such dissenting shareholders.

ARTICLE VI

TERMINATION

6.1. Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or GeM Solutions, or any of their respective shareholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Colorado Series B Stock and Colorado Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2. Counterparts. This Agreement may be executed in counterpart, each such counterpart being deemed to be an original instrument, and both counterparts shall together constitute the same agreement.

7.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

7.4. Entire Agreement. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

STELLAR TECHNOLOGIES, INC. a Colorado corporation

By:

Name:
Title:

GEM SOLUTIONS, INC. a Delaware corporation

By:

Name:
Title:

APPENDIX B

Certificate of Incorporation

of

GeM Solutions, Inc.

ARTICLE I

The name of the Corporation is GeM Solutions, Inc.

ARTICLE II

The address, including street, number, city and county, of the registered office of the Corporation in the state of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

The name and mailing address of the Sole Incorporator is:

Vincent A. Vietti

Fox Rothschild LLP

P.O. Box 5231

Princeton, New Jersey 08543-05231

ARTICLE III

The nature of the business or the purposes to be conducted or promoted by the Corporation is engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

(a) The total number of shares of all classes of capital stock that the Corporation has authority to issue is 185,000,000 shares consisting of (i) 175,000,000 shares of common stock, par value $.001 per share (the “Common Stock”), and (ii) 10,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”).

(b) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors, each of said series to be distinctly designated. The designations, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the board of directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, and to file a certificate with respect thereto pursuant to the applicable law of the State of Delaware, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series, including but without limiting the generality of the foregoing, the following:

(i) The distinctive designation of, and the number of shares of Preferred Stock that shall constitute such series, which number (except where otherwise provided by the board of directors in the resolution establishing such series) may be increased or decreased (but not below the number of shares of such series then outstanding) from time to time by like action of the board of directors;

(ii) The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or on any other series of the same or other class or classes of capital stock of the Corporation and whether such dividends shall be cumulative or noncumulative;

(iii) The right, if any, of the holders of such series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation, and the terms and conditions of such conversion or exchange;

(iv) Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed;

(v) The rights, if any, of the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

(vi) The voting powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share; and

(vii) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the board of directors shall determine.

(c) See attached Exhibit A for a description of the rights and preferences of the Corporation’s Series B Convertible Preferred Stock.

ARTICLE V

The Corporation shall have perpetual existence.

ARTICLE VI

The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as the same may be amended and supplemented from time to time, indemnify any and all persons whom it shall have power to indemnify under that Section 145 from and against any and all of the expenses, liabilities or other matters referred to in or covered by that Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Any amendment, repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of any director, officer, employee, or agent of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VII

Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to, modification of, or repeal of the forgoing sentence shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, modification or repeal.

ARTICLE VIII

In furtherance and not in limitation of the powers conferred by the General Corporation Law of Delaware, the board of directors of the Corporation is expressly authorized to make, alter, or repeal the Bylaws of the Corporation.

ARTICLE IX

From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article IX.

Executed on this 17th day of August, 2006.

/s/ Vincent A. Vietti

Incorporator

EXHIBIT A

to the Certificate of Incorporation of GeM Solutions, Inc.

Of the 10,000,000 shares of Preferred Stock, par value $0.001 per share, authorized to be issued by the Corporation, 400,000 shares are hereby designated as “Series B Convertible Preferred Stock.” The rights, preference, privileges and restrictions granted to and imposed upon the Series B Convertible Preferred Stock are as set forth below:

1. Definitions. For purposes of this resolution, the following definitions shall apply:

(a) “Board” shall mean the Board of Directors of the Corporation.

(b) “Common Stock” shall mean the Common Stock, $0.001 par value per share, of the Corporation.

(c) “Conversion Price” shall mean $0.15 per share, as adjusted.

(d) “Original Issue Price” shall mean $15.00 per share for the Series B Preferred Stock.

(e) “Series B Preferred Stock” shall mean the Series B Convertible Preferred Stock, $0.001 par value per share, of the Corporation.

2. Dividends and Distributions.

(a) The holders of the then outstanding shares of Series B Preferred Stock shall be entitled to receive, in preference to the holders of Junior Securities (as defined in Section 2(d) below), cumulative dividends (the “Series B Payment-in-Kind Dividends”) when and as if they may be declared by the Board out of funds legally available therefore, at a per share equal to eight percent (8%) per annum of the Original Issue Price (based on a 365 day year). The Series B Payment-in-Kind Dividends shall accrue on the Series B Preferred Stock commencing on the date of original issuance thereof.

(b) All Series B Payment-in-Kind Dividends shall be cumulative, whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. All Series B Payment-in-Kind Dividends payable by the Corporation on the Series B Preferred Stock pursuant to this Section 2 shall be paid in shares of Common Stock valued for this purpose in accordance with the formula set forth in Section 2(c) below. In conjunction with the payment of any Series B Payment-in-Kind Dividend, the Corporation shall promptly issue and deliver to the holders of the shares of Series B Preferred Stock, a certificate or certificates for the number of additional shares of Common Stock to be so issued. Any shares of Common Stock issued to the holders of Series B Preferred Stock on account of any Series B Payment-in-Kind Dividend shall be deemed to be issued on the Dividend Payment Date (as defined in Section 2(c) below). All numbers relating to the calculation of dividends pursuant to this Section 2 shall be subject to appropriate adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving or affecting a change in the Corporation’s capital structure to provide to the holders of shares of Series B Preferred Stock the same economic return with respect to Series B Payment-in-Kind Dividends as they would have received in the absence of such event.

(c) If the Corporation declares Series B Payment-in-Kind Dividends to the holders of shares of Series B Preferred Stock, such payment shall be equal to the number of shares of Common Stock that the dividend payment would purchase for a purchase price equal to average daily Closing Price (as defined in Section 2(e) below) for the five (5) consecutive Trading Days (as defined in Section 2(e) below) immediately preceding the date on which such Series B Payment-in-Kind Dividends are to be paid (each, a “Dividend Payment Date”), and the Corporation shall pay such dividend, including all shares (and any cash adjustment), within three (3) business days of the Dividend Payment Date for which such payment in shares of Common Stock applies. In lieu of any fractional share of Common Stock which would otherwise be issued in payment of a dividend on a Dividend Payment Date, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount in cash (computed to the nearest cent) equal to the Closing Price multiplied by the fractional interest to the nearest 1/100th of a percent that otherwise would have been issued in payment of such dividend. On each Dividend Payment Date, all dividends that shall have accrued on each share of Series B Convertible Preferred Stock outstanding on such Dividend Payment Date shall accumulate and be deemed to become “due” whether or not there shall be funds legally available for payment thereof. Dividends paid on shares of Series B Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(d) Unless full cumulative dividends on the Series B Convertible Preferred Stock have been paid, or declared and sums set aside for the payment thereof, dividends, other than in Common Stock or other securities of a class or series of stock of the Corporation the terms of which do not expressly provide that it ranks senior to or on a parity with the Series B Convertible Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation (collectively, “Junior Securities”), may not be paid, or declared and sums set aside for payment thereof, and other distributions may not be made upon the Common Stock or other Junior Securities.

(e) “Closing Price” for any day, means: (i) the last reported sales price regular way of the Common Stock on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading or on Nasdaq, as applicable, (ii) if no sale takes place on such day on any such securities exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such securities exchange or system, (iii) if on such day such shares of Common Stock are not then listed or admitted to trading on any securities exchange or system, the last reported sale price, regular way, on such day for the Common Stock in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any other successor organization, (iv) if no sale takes place on such day, the average of the high and low bid price of the Common Stock on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any other successor organization, or (v) if no bid and asked prices are reported for the Common Stock by the National Quotation Bureau, Incorporated or any other successor organization for such day, the average of the high and low bid and asked price of any of the market makers for the Common Stock as reported in the “pink sheets” by the Pink Sheets LLC. If at any time such shares of Common Stock are not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market or reported in the “pink sheets,” the Closing Price shall be the fair market value thereof determined by the Board of Directors of the Corporation in good faith. “Trading Day” means a day on which the securities exchange, association, or quotation system on which shares of Common Stock are listed for trading shall be open for business or, if the shares of Common Stock shall not be listed on such exchange, association, or quotation system for such day, a day with respect to which trades in the United States domestic over-the-counter market shall be reported. Any reference to “distribution” contained in this Section 2 shall not be deemed to include any distribution made in connection with any liquidation, winding-up or dissolution of the Corporation, as to which Section 3 shall apply.

3. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders (the “Available Funds and Assets”), shall be distributed to stockholders in the following manner:

(a) Liquidation Preference. Subject to the rights of holders of any series of preferred stock which by its terms is senior to the Series B Preferred Stock with respect to liquidation, the holders of each share of Series B Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any Available Funds and Assets on any Junior Securities, an amount per share equal to the Original Issue Price of the Series B Preferred Stock plus all accrued but unpaid dividends; provided, however, that in the event that the Available Funds and Assets are insufficient to permit each holder of Series B Preferred Stock to receive an amount per share equal to the Original Issue Price of the Series B Preferred Stock, then, and in that event, the amount so distributable shall be distributed among the holders of the Series B Preferred Stock, pro rata, based on the number of shares of Series B Preferred Stock held by each; and further, provided, that any such payments or distributions shall be made on parity with any payments or distributions made to the holders of any other series of preferred stock which by its terms is pari passu with the Series B Preferred Stock.

(b) Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as reasonably determined by the Board in good faith, except that any securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:

(1) The method of valuation of securities not subject to investment letter or other similar restrictions on free marketability shall be as follows:

(i) if the securities are then traded on a national securities exchange or the NASDAQ National Market System (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution;

(ii) if actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing of such merger, consolidation or sale; and

(iii) if there is no active public market, then the value shall be the fair market value thereof, as determined in good faith by the Board.

(2) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in Section 3(b)(1)(i), (ii) or (iii) to reflect the approximate fair market value thereof, as reasonably determined in good faith by the Board.

4. Voting Rights. Each holder of Series B Preferred Stock shall be entitled to vote together with the Common Stock and all other series and classes of stock permitted to vote with the Common Stock on all matters submitted to a vote of the holders of the Common Stock (including election of directors) in accordance with the provisions of this Section 4, except with respect to matters in respect of which one or more other classes of Preferred Stock or Common Stock is entitled to vote as a separate class under the General Corporation Law of Delaware. Each holder of Series B Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation at the same time and in the same manner as notice is given to all other stockholders entitled to vote at such meetings. For each vote in which holders of Series B Preferred Stock are entitled to participate, the holder of each share of Series B Preferred Stock shall be entitled to that number of votes per share to which such holder would have been entitled had such share of Series B Preferred Stock then been converted into shares of Common Stock pursuant to the provisions of Section 5 hereof, at the record date for the determination of those holders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited.

5. Conversion.

(a) Subject to the provisions of this Section 5, each share of Series B Preferred Stock shall be convertible into that number of fully paid and nonassessable shares of Common Stock determined by dividing the Original Issue Price by the Conversion Price in effect on the date of the conversion.

(b) The Conversion Price and the number of shares of stock or other securities or property into which the Series B Preferred Stock is convertible are subject to adjustment from time to time as follows:

(1) Reorganization, Merger or Sale of Assets. If at any time while the Series B Preferred Stock is outstanding there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation with or into another corporation in which the Corporation is not the surviving entity, or a reverse triangular merger in which the Corporation is the surviving entity but the shares of the Corporation’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Corporation’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that a holder of Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of the Series B Preferred Stock would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the Series B Preferred Stock had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(b)(1) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of the Series B Preferred Stock. If the per-share consideration payable to the Corporation for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board. In all events, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions of the Series B Preferred Stock with respect to the rights and interests of the Corporation after the transaction, to the end that the provisions of the Series B Preferred Stock shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of the Series B Preferred Stock.

(2) Reclassification. If the Corporation, at any time while the Series B Preferred Stock, or any portion thereof, remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under the Series B Preferred Stock exist into the same or a different number of securities of any other class or classes, the Series B Preferred Stock shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under the Series B Preferred Stock immediately prior to such reclassification or other change and number of shares received upon such conversion shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5.

(3) Split, Subdivision or Combination of Shares. If the Corporation at any time while the Series B Preferred Stock, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under the Series B Preferred Stock exist, into a different number of securities of the same class, the Conversion Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(4) Adjustments for Dividends in Stock or Other Securities or Property. If while the Series B Preferred Stock, or any portion hereof, remains outstanding the holders of the securities as to which conversion rights under the Series B Preferred Stock exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Corporation by way of dividend, then and in each case, the Series B Preferred Stock shall represent the right to acquire upon conversion, in addition to the number of shares of the security receivable upon conversion of the Series B Preferred Stock, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Corporation that such holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of the Series B Preferred Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all other additional stock, other securities or property as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

(c) Each share of Series B Convertible Preferred Stock outstanding on the Mandatory Conversion Date (as defined herein) shall automatically and without any action on the part of the holder thereof, convert into that number of fully paid and nonassessable shares of Common Stock determined by dividing the Original Issue Price by the Conversion Price in effect at the time of conversion. The term “Mandatory Conversion Date” is the date, if any, on which (i) the average of the Closing Prices of the Corporation’s Common Stock over 20 consecutive trading days equals or exceeds $0.75 per share; and (ii) the shares of Common Stock issuable upon conversion of the Series B Preferred Stock are either subject to an effective registration statement permitting the public resale of such shares under the Securities Act of 1933, as amended (the “Act”), or transferable pursuant to Rule 144(k) promulgated under the Act. On the Mandatory Conversion Date, the outstanding shares of Series B Convertible Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Series B Convertible Preferred Stock unless certificates evidencing such shares of Series B Convertible Preferred Stock are either delivered to the Corporation or the holder notifies the Corporation that such certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of the Series B Convertible Preferred Stock pursuant to this Section 5(c), the holders of the Series B Convertible Preferred Stock shall surrender the certificates representing the Series B Convertible Preferred Stock for which the Mandatory Conversion Date has occurred to the Corporation and the Corporation shall deliver the shares of Common Stock issuable upon such conversion as soon as practicable following the holder’s delivery of the applicable certificates for the Series B Convertible Preferred Stock within three (3) business days following the date on which the Corporation receives the applicable certificates for the Series B Convertible Preferred Stock from the holder.

6. Reports as to Adjustments. Whenever the Conversion Price or the kind of securities or other property into which each share of Series B Preferred Stock is convertible is adjusted as provided in Section 5 hereof, the Corporation shall promptly mail to the holders of record of the outstanding shares of Series B Preferred Stock at their respective addresses as the same shall appear in the Corporation’s stock records a notice stating that the Conversion Price has been adjusted and setting forth the new Conversion Price (or describing the new securities, cash or other property into which each share of Series B Preferred Stock is convertible as a result of such adjustment), a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

7. No Re-issuance of Preferred Stock. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

APPENDIX C

By-Laws

of

GeM Solutions, Inc.

ARTICLE I

STOCKHOLDERS

1.1 Place of Meetings. All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President or, if not so designated, at the principal office of the corporation.

1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President (which date shall not be a legal holiday in the place where the meeting is to be held). If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

1.3 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

1.4 Notice of Meetings. Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

1.5 Voting List. The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

1.7 Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation. No such proxy shall be voted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

1.9 Action at Meeting. When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock present or represented and voting on such matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority in voting power of the shares of stock of that class present or represented and voting on such matter), except when a different vote is required by law, the Certificate of Incorporation or these By-laws. When a quorum is present at any meeting, any election by stockholders of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.

1.10 Nomination of Directors.

(a) Except for (1) any directors entitled to be elected by the holders of preferred stock, (2) any directors elected in accordance with Section 2.9 hereof by the Board of Directors to fill a vacancy or newly-created directorships or (3) as otherwise required by applicable law or stock market regulation, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors. Nomination for election to the Board of Directors at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who (x) complies with the notice procedures set forth in Section 1.10(b) and (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

(b) To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (i) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (x) in the case of the first annual meeting of stockholders of the corporation to be held after the date hereof or (y) in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that the Board of Directors has determined that directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

The stockholder’s notice to the Secretary shall set forth: (A) as to each proposed nominee (1) such person’s name, age, business address and, if known, residence address, (2) such person’s principal occupation or employment, (3) the class and number of shares of stock of the corporation which are beneficially owned by such person, and (4) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (B) as to the stockholder giving the notice (1) such stockholder’s name and address, as they appear on the corporation’s books, (2) the class and number of shares of stock of the corporation which are owned, beneficially and of record, by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and (5) a representation whether the stockholder intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such nomination; and (C) as to the beneficial owner, if any, on whose behalf the nomination is being made (1) such beneficial owner’s name and address, (2) the class and number of shares of stock of the corporation which are beneficially owned by such beneficial owner, (3) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made and (4) a representation whether the beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such nomination. In addition, to be effective, the stockholder’s notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the corporation. A stockholder shall not have complied with this Section 1.10(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s nominee in contravention of the representations with respect thereto required by this Section 1.10.

(c) The chairman of any meeting shall have the power and duty to determine whether a nomination was made in accordance with the provisions of this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in compliance with the representations with respect thereto required by this Section 1.10), and if the chairman should determine that a nomination was not made in accordance with the provisions of this Section 1.10, the chairman shall so declare to the meeting and such nomination shall be disregarded.

(d) Except as otherwise required by law, nothing in this Section 1.10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

(e) Notwithstanding the foregoing provisions of this Section 1.10, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 1.10, to be considered a qualified representative of the stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

(f) For purposes of this Section 1.10, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

1.11 Notice of Business at Annual Meetings.

(a) At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the nomination of a person for election as a director of the corporation, the procedures in Section 1.10 must be complied with and (ii) if such business relates to any other matter, the business must constitute a proper matter under Delaware law for stockholder action and the stockholder must (x) have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in Section 1.11(b) and (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting.

(b) To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (x) in the case of the first annual meeting of stockholders of the corporation to be held after the date hereof in or (y) in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

The stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting, the text relating to the business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-laws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (3) the class and number of shares of stock of the corporation which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (4) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (6) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such proposal. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 1.11; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.11. A stockholder shall not have complied with this Section 1.11(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s proposal in contravention of the representations with respect thereto required by this Section 1.11.

(c) The chairman of any meeting shall have the power and duty to determine whether business was properly brought before the meeting in accordance with the provisions of this Section 1.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s proposal in compliance with the representation with respect thereto required by this Section 1.11), and if the chairman should determine that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11, the chairman shall so declare to the meeting and such business shall not be brought before the meeting.

(d) Notwithstanding the foregoing provisions of this Section 1.11, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present business, such business shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 1.11, to be considered a qualified representative of the stockholder, a person must be authorized by a written instrument executed by the such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as a proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

(e) For purposes of this Section 1.11, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

1.12 Conduct of Meetings.

(a) Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence, by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b) The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(c) The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

(d) In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote in completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

1.13 Action by Written Consent. Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Where corporate action is taken in such manner by less than unanimous written consent, prompt written notice of the taking of such action shall be given to all stockholders who have not consented in writing thereto.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by statute to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

1.14 Fixing of Record Date for Stockholder Meetings and Action by Written Consent of Stockholders. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date, in the case of a meeting, shall not be more than 60 nor less than 10 days before the date of such meeting, and in the case of consent to corporate action in writing without a meeting, shall not be more than 10 days after the date on which the resolution fixing the record date for the consent of stockholders to consent to corporate action without a meeting is adopted by the Board of Directors. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If no record date is fixed by the Board of Directors for any meeting of stockholders, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If no record date is fixed by the Board of Directors for determining stockholders entitled to consent to corporate action in writing without a meeting and no prior action by the Board of Directors is required by applicable Delaware law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with the provisions of Section 1.13 of Article I of these By-laws, and if prior action by the Board of Directors is required by applicable Delaware law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

1.15 Fixing a Record Date for Other Purposes. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE II

DIRECTORS

2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation.

2.2 Number, Election and Qualification. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established by the Board of Directors. Election of directors need not be by written ballot. Directors need not be stockholders of the corporation.

2.3 Elections And Terms. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 4 of this Article II. The directors shall be nominated and elected in the manner set forth in the corporation’s Certificate of Incorporation and By-laws. Each director elected shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.

2.4 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Board of Directors and the stockholders in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President. He shall be the custodian of the seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

2.5 Removal. Subject to the rights of holder of any series of Preferred Stock, directors of the corporation may be removed with or without cause by the affirmative vote of the holders of a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

2.6 Vacancies. Subject to the rights of holder of any series of Preferred Stock, any vacancy or newly-created directorships on the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor or until such director’s earlier death, resignation or removal.

2.7 Resignation. Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

2.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.9 Special Meetings. Special meetings of the Board of Directors may be held at any time and place designated in a call by the Chairman of the Board, the Chief Executive Officer, two or more directors, or by one director in the event that there is only a single director in office.

2.10 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (a) in person or by telephone at least 24 hours in advance of the meeting, (b) by sending written notice via reputable overnight courier, telecopy or electronic mail, or delivering written notice by hand, to such director’s last known business, home or electronic mail address at least 48 hours in advance of the meeting, or (c) by sending written notice via first-class mail to such director’s last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

2.11 Meetings by Conference Communications Equipment. Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

2.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

2.13 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors. Except as otherwise provided in the Certificate of Incorporation, these Bylaws, or the resolution of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

2.14 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary entities in any other capacity and receiving compensation for such service.

ARTICLE III

OFFICERS

3.1 Titles. The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including a Chairman of the Board, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

3.2 Election. The Chief Executive Officer, President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation or removal.

3.5 Resignation and Removal. Any officer may resign by delivering a written resignation to the corporation at its principal office or to the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event. Any officer may be removed at any time, with or without cause, by vote of a majority of the directors then in office. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided for in a duly authorized written agreement with the corporation.

3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer, President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is elected and qualified, or until such officer’s earlier death, resignation or removal.

3.7 Chairman of the Board. The Board of Directors may appoint from its members a Chairman of the Board, who need not be an employee or officer of the corporation. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.8 of these By-laws. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders.

3.8 President; Chief Executive Officer. Unless the Board of Directors has designated the Chairman of the Board or another person as the corporation’s Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The Chief Executive Officer shall have general charge and supervision of the business of the Corporation subject to the direction of the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors or the Chief Executive Officer (if the President is not the Chief Executive Officer) may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing such duties shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents. Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary. In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation. The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

3.12 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

ARTICLE IV

CAPITAL STOCK

4.1 Issuance of Stock. Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the corporation held in the corporation’s treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine.

4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such holder in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile. Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction. There shall be set forth on the face or back of each certificate representing shares of such class or series of stock of the corporation a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-laws.

4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity and posting of such bond as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

ARTICLE V

INDEMNIFICATION

5.1 Actions, Suits and Proceedings Other than by or in the Right of the Corporation. The corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

5.2 Actions or Suits by or in the Right of the Corporation. The corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the corporation, or is or was serving, or has agreed to serve, at the request of the corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under the Section 2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the corporation, unless, and only to the extent, that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware shall deem proper.

5.3 Procedure Regarding Indemnification. As a condition precedent to an Indemnitee’s right to be indemnified, the Indemnitee must notify the corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the corporation is so notified, the corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance (a) by a majority vote of the directors of the corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the corporation) in a written opinion, or (d) by the stockholders of the corporation

5.4 Advance of Expenses. In the event that the corporation does not assume the defense of any action, suit, proceeding or investigation of which the corporation receives notice under this Article V , the corporation shall pay in advance of the final disposition of such matter any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the corporation as authorized in this Article V, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made under this Article V if it is determined that (a) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, or (b) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

5.5 Limitations. The corporation shall not indemnify an Indemnitee pursuant to this Article V in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the corporation. In addition, the corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the corporation to the extent of such insurance reimbursement.

5.6 Non-Exclusivity of Rights. The rights provided in this Article V (a) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (b) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the corporation or other persons serving the corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article V.

5.7 Other Indemnification. The corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

5.8 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of Delaware law, the Certificate of Incorporation or of this Article V.

5.9 Amendment or Repeal. No amendment, termination or repeal of this Article V or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

ARTICLE VI

GENERAL PROVISIONS

6.1 Fiscal Year. The fiscal year of the Corporation shall be so determined by the Board of Directors.

6.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

6.3 Waiver of Notice. Whenever notice is required to be given by law, by the Certificate of Incorporation or by these By-laws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

6.4 Voting of Securities. Except as the Board of Directors may otherwise designate, the Chief Executive Officer, the President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or security holders of any other entity, the securities of which may be held by this corporation.

6.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

6.6 Certificate of Incorporation. All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

6.7 Severability. Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.

6.8 Pronouns. All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE VII

AMENDMENTS

These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.

APPENDIX D

COLORADO BUSINESS CORPORATION ACT
Article 113
Dissenters' Rights

7-113-101. Definitions

For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

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(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

 (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

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(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by Laws 1996, H.B.96-1285, § 30, eff. June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

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(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113- 203.

7-113-201. Notice of dissenters' rights

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

     (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107- 104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

7-113-202. Notice of intent to demand payment

     (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

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(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

 (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

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7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7- 113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7- 113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

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(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7- 113-209; and

(e) A copy of this article.

7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

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(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

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(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113- 209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

PRELIMINARY COPY

PROXY	PROXY

STELLAR TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby constitutes and appoints Mark G. Sampson, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Stellar Technologies, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at 7935 Airport Pulling Road, Suite 201, Naples, FL 34109, at 10:00 a.m., local time, on Friday, October 6, 2006, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3 which have been proposed by our board of directors, and in his discretion, upon other matters as may properly come before the special meeting.

(continued and to be signed on reverse side)

Please Detach and Mail In the Envelope Provided

Please mark your votes as indicated in this example.
		FOR	AGAINST	ABSTAIN
1.	APPROVAL OF THE AGREEMENT AND PLAN OF MERGER BY AND BETWEEN THE COMPANY AND GEM SOLUTIONS, INC. FOR THE PURPOSE OF CHANGING THE COMPANY’S STATE OF INCORPORATION FROM COLORADO TO DELAWARE
		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO GEM SOLUTIONS, INC.
		FOR	AGAINST	ABSTAIN
3.	APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 100,000,000 TO 175,000,000
IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.
I WILL ATTEND THE ANNUAL MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Shareholder	Signature of Shareholder	Dated:	, 2006

IF HELD JOINTLY

Note:  This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.